Exhibit 10.16

JOINDER TO RESTRICTIVE COVENANTS

Reference is hereby made to that certain Asset Purchase Agreement (the “Purchase Agreement”), made and entered into on October 31, 2006, by and among IBR-BYR L.L.C., a Louisiana limited liability company (“IBR BYR”), International BioResources, L.L.C., a Louisiana limited liability company (the “Parent”), IBR Plasma Centers, L.L.C., a Louisiana limited liability company (“IBR PC”), Talecris Biotherapeutics Holdings Corp., a Delaware corporation (“Holdings”), and Talecris Plasma Resources, Inc., a Delaware corporation (the “Buyer,” and collectively with Holdings, IBR BYR, IBR PC and the Parent, the “Parties”). Capitalized terms used herein without definitions shall have the meanings ascribed thereto in the Purchase Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby covenants and agrees to be bound by and to comply with the terms and conditions of Section 6(e) the Purchase Agreement applicable to him as if such individual was an original party to the Purchase Agreement.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Joinder to Restrictive Covenants this 18th day of November, 2006.

/s/ RODNEY SAVOY
Rodney Savoy

/s/ ROBERT GAGNARD
Robert Gagnard

ACKNOWLEDGMENT:

TALECRIS BIOTHERAPEUTICS HOLDINGS CORP.

By:	/s/ LAWRENCE D. STERN
Name: Lawrence D. Stern
Title: Executive Chairman

TALECRIS PLASMA RESOURCES, INC.

By:	/s/ RANDALL A. JONES
Name: Randall A. Jones
Title: Vice President